SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Northern Lights Fund Trust

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Ladenburg Income Fund

Ladenburg Income & Growth Fund

Ladenburg Growth & Income Fund

Ladenburg Growth Fund

Ladenburg Aggressive Growth Fund

each a series of

Northern Lights Fund Trust

17605 Wright Street

Omaha, Nebraska 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held February 14, 2020

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Ladenburg Income Fund, Ladenburg Income & Growth Fund, Ladenburg Growth & Income Fund, Ladenburg Growth Fund and Ladenburg Aggressive Growth Fund (each a “Fund and together the “Funds”), to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on February 14, 2020 at 10 AM, Eastern time, for the following purposes:

1. To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Ladenburg Thalmann Asset Management, Inc., the Funds’ current investment adviser. (Shareholders of each Fund, voting separately, must approve this proposal with respect to their Fund.) No changes are proposed with respect to any Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on December 18, 2019 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Special Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about January 7, 2019.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on February 14, 2020.

A copy of the Notice of Special Meeting, the Proxy Statement (including the proposed new investment advisory agreement) and Proxy Voting Ballot are available at www.proxyvote.com.

By Order of the Board of Trustees

Kevin Wolf, President

December 31, 2019

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Ladenburg Income Fund

Ladenburg Income & Growth Fund

Ladenburg Growth & Income Fund

Ladenburg Growth Fund

Ladenburg Aggressive Growth Fund

each a series of

Northern Lights Fund Trust

with its principal offices at

17605 Wright Street

Omaha, Nebraska 68130

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held February 14, 2020

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust (the “Trust”) on behalf of Ladenburg Income Fund, Ladenburg Income & Growth Fund, Ladenburg Growth & Income Fund, Ladenburg Growth Fund and Ladenburg Aggressive Growth Fund (each a “Fund”
and together the “Funds”), for use at a special meeting of shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on February 14, 2020 at 10 AM, Eastern time, and at any and all adjournments thereof. The Notice of Special Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about January 7, 2020.

The Meeting has been called by the Board for the following purposes:

Proposals		Funds Voting
1	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Ladenburg Thalmann Asset Management, Inc., the Funds’ current investment adviser. No changes are proposed with respect to any Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.	All Funds (Shareholders of each Fund, voting separately)
2	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on December 18, 2019 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

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A copy of each Fund’s most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the applicable Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling 1-877-803-6583.

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PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST AND LADENBURG THALMANN ASSET MANAGEMENT, INC.

Background

The primary purpose of this proposal is to enable Ladenburg Thalmann Asset Management, Inc. (“LTAM” or the “Adviser”) to continue to serve as the investment adviser to the Funds. On November 11, 2019, Ladenburg Thalmann Financial Services, Inc., the parent company of LTAM, announced that it entered into a definitive merger agreement with Advisor Group, Inc. whereby Advisor Group, Inc. will acquire all outstanding shares of Ladenburg Thalmann Financial Services, Inc. (the “Transaction”). In connection with the Transaction, shareholders of Ladenburg Thalmann Financial Services, Inc. will receive $3.50 for each share of Ladenburg Thalmann Financial Services, Inc. they own. It is expected that the Transaction will close in the first quarter of 2020.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the transfer of a block of more than 25% of the voting interests of an investment adviser is presumed to constitute an “assignment” of the adviser. The 1940 Act further states that an assignment of an investment adviser causes the adviser’s investment advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. Because the Transaction, as described above, will result in an assignment of LTAM, we are seeking shareholder approval of a new advisory agreement between the Trust and the LTAM with respect to the Funds (the “New Agreement”). LTAM has served as investment adviser to the Funds pursuant to an advisory agreement (the “Current Agreement”) since the Funds commenced operations on August 24, 2015. LTAM believes the Transaction will not result in any interruption or decrease in the quality of services provided by LTAM. Phillip Blancato has served as portfolio manager for each Fund since its inception and will continue to serve as portfolio manager under the New Agreement. There will be no changes to any Fund’s investment objectives, principal strategies or risks.

The New Agreement will be identical in all material respects to the Current Agreement, except that its date of execution, effectiveness and expiration are changed. The fees to be charged under the New Agreement are identical to the fees charged under the Current Agreement. The effective date of the New Agreement for each Fund will be the date that the respective Fund’s shareholders approve the New Agreement (the “Effective Date”).

At a meeting on December 11-12, 2019 (the “Board Meeting”), the Board approved an interim advisory agreement between the Trust and the LTAM, with respect to the Funds (the “Interim Agreement”), and the New Agreement, subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Agreement be approved by a vote of a majority of the outstanding shares of each Fund. Therefore, shareholders are being asked to approve the proposed New Agreement with LTAM. The Interim Agreement allows LTAM to continue its advisory duties with respect to the Funds during the period after which the Transaction has occurred but prior to shareholder approval of the New Agreement. The terms of the Interim Agreement are identical in all material respects to those of the Current Agreement, except that the date of its execution, effectiveness, and termination are changed.

Section 15(f) of the 1940 Act

The parties to the Transaction intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an investment adviser (such as LTAM) to an investment company (such as the Funds) or an affiliate of such investment adviser may receive payment or benefit in connection with

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the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the Transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Board currently meets this requirement as all of the Trustees are independent and will continue to be independent for the period required. Second, no “unfair burden” can be imposed on the investment company as a result of the Transaction. An “unfair burden” includes: any arrangement during the two-year period after the Transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or are entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). The Board determined that there was no “unfair burden” imposed as a result of the Transaction, and the Trust will ensure that this condition will continue to be satisfied for the required time period.

The Advisory Agreement

The Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Trust or LTAM (“Independent Trustees”), originally approved the Current Agreement, at a meeting held on January 29, 2019 with respect to Funds. The terms of the New Agreement and Interim Agreement are identical in all material respects to those of the Current Agreement, except that the date of its execution, effectiveness, and termination are changed. Under the terms of the Current Agreement, the Interim Agreement and the New Agreement, LTAM is entitled to receive an annual fee from each Fund equal to 0.50% of the Fund’s average daily net assets. For such compensation, LTAM, at its expense, pays the salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of LTAM. Additionally, LTAM continuously furnishes an investment program for each Fund, makes investment decisions on behalf of each Fund, and places all orders for the purchase and sale of portfolio securities, subject to each Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine. For the fiscal year ended June 30, 2019, LTAM received advisory fees, after waivers, from each Fund as follows:

Fund	Advisory Fees received by LTAM
Ladenburg Income Fund	$0
Ladenburg Income & Growth Fund	$52,975
Ladenburg Growth & Income Fund	$313,666
Ladenburg Growth Fund	$114,909
Ladenburg Aggressive Growth Fund	$11,207

LTAM has contractually agreed to reduce its fees and/or absorb expenses of each Fund, until at least October 31, 2020, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) of a Fund do not exceed 1.00%, 1.75% and 0.85% of each Fund’s average daily net assets attributable to each Fund’s Class A, Class C and Class I shares, respectively. Any waiver or reimbursement by LTAM is subject to possible recoupment from a Fund in future years, within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the lesser of (1) the

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expense cap limitation at time of waiver; or (2) the expense cap limitation at the time of recoupment. If the New Agreement is approved by shareholders, LTAM will agree to an expense limitation agreement with identical terms. In the event that the Interim Agreement becomes effective, the current expense limitation agreement will continue in place for the term of the Interim Agreement.

With respect to each Fund, the New Agreement will continue in force for an initial period of two years from the Effective Date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of each Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. As with the Current Agreement, the Interim Agreement and the New Agreement automatically terminates on assignment and may be terminated upon 60 days’ notice by either LTAM or a Fund. In the case of termination by a Fund, the action must be authorized (i) by resolution of the Board, including the vote or written consent of the Trustees who are not parties to the (New or Current) Agreement or interested persons of either party to thereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

The Interim Agreement and the New Agreement, like the Current Agreement, provides that LTAM shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Subject to each Fund’s shareholder approval, the Trust will enter into the New Agreement with LTAM on behalf of each Fund. If the New Agreement with LTAM is not approved by shareholders with respect to a particular Fund or Funds, the Board and LTAM will consider other options, including a new or modified request for shareholder approval of the New Agreement.

The New Agreement is attached as Exhibit A. You should read the New Agreement. The description in this Proxy Statement of the New Agreement is only a summary.

Information Concerning LTAM

LTAM is a New York corporation located at 277 Park Avenue, 26th Floor, New York, New York 10172. The names, addresses and principal occupations of the principal executive officers and directors of LTAM as of the date of this Proxy Statement are set forth below:

Name and Address*	Principal Occupation
Philip S. Blancato	President, Chief Executive Officer and sole Director of LTAM
Diane M. Chillemi	Chief Financial Officer of LTAM
Jaime L. Desmond	Chief Operations Officer and Chief Compliance Officer of LTAM
Joseph Giovanniello	Senior Vice President, General Counsel and Secretary of LTAM

*The address of each principal executive officer and director listed is c/o Ladenburg Thalmann Asset Management, Inc., 277 Park Avenue, 26th Floor, New York, NY 10172.

LTAM is a wholly owned subsidiary of its parent company Ladenburg Thalmann Financial Services, Inc. (“LTFS”), which is located at 440 Biscayne Boulevard, 12th Floor, Miami, Florida 33137. LTFS owns 100% of the outstanding voting securities of LTAM.

For the fiscal year ended June 30, 2019, each Fund paid brokerage commissions to Ladenburg Thalmann & Co., Inc. (“LTCO”) as follows:

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Fund Name	Commissions Paid to LTCO	Commissions Paid to LTCO as a % of the Fund’s Overall Brokerage Commissions
Ladenburg Income Fund	$0	N/A
Ladenburg Income & Growth Fund	$0	N/A
Ladenburg Growth & Income Fund	$0	N/A
Ladenburg Growth Fund	$0	N/A
Ladenburg Aggressive Growth Fund	$0	N/A

Evaluation by the Board of Trustees

At the Board Meeting, the Trustees considered the approval of the New Agreement. The Trustees were assisted by independent legal counsel and fund counsel throughout the agreement review process. The Trustees relied upon the advice of independent legal counsel and fund counsel, and their own business judgment in determining the material factors to be considered in evaluating the New Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Agreement.

Mr. Blancato and Ms. Desmond of LTAM and Ms. McKenna and Ms. Hamel from AdvisorGroup, Inc. (the “AdvisorGroup”) connected to the Meeting. The Trustees welcomed them and requested a report on the proposed transaction between the two firms. Ms. McKenna provided a report on the proposed transaction. She described the details of the transaction, highlighting that Ladenburg Thalmann Financial Services Inc. (“LTFS”), the parent company of LTAM, pursuant to an agreement with AdvisorGroup would merge LTFS with Harvest Merger Sub, Inc., a wholly owned subsidiary of AdvisorGroup. Following the merger, Ms. McKenna, explained that LTFS would continue to be the holding company of its existing subsidiaries, including LTAM.

In response to a Trustee question, Ms. McKenna stated that AdvisorGroup would continue to provide the same level of support and resources to LTAM with respect to its management of the Ladenburg Funds as had been provided prior to the proposed merger. She further noted that AdvisorGroup would not replace any existing personnel of LTAM or make any material changes with respect to the firm’s management of the Ladenburg Funds. The Trustees requested that Ms. McKenna work with NLCS to complete a due diligence inquiry with respect to AdvisorGroup. Ms. McKenna acknowledged the Trustees’ request and assured them of AdvisorGroup’s cooperation in completing the due diligence inquiry in a timely fashion.

Mr. Blancato explained that the parties to the transaction intended to rely on Section 15(f) of the 1940 Act, which provided a non-exclusive safe harbor whereby an investment adviser (such as LTAM) to an investment company (such as the Ladenburg Funds) or an affiliate of such investment adviser may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. Ms. Strasser explained that the first condition was that during the three-year period following the transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. She noted the Board currently met this requirement, as all of the Trustees are independent and would need to continue to be independent for the period required. Second, she stated that no “unfair burden” could be imposed on the investment company as a result of the transaction. She explained that an “unfair burden” included: any arrangement

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during the two-year period after the transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receive or are entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). The Board determined that there was no “unfair burden” imposed as a result of the transaction, and the Trustees would ensure that this condition would continue to be satisfied for the required time period. After further discussion, the Trustees thanked Mr. Blancato, Ms. Desmond, Ms. McKenna, and Ms. Cullen for their time and they disconnected from the Meeting.

Nature, Extent and Quality of Service. The Trustees noted that LTAM was established in 1982 as a subsidiary of LFST, a full-service financial company founded in 1876, and managed approximately $3.1 billion in assets. The Trustees considered that AdvisorGroup was primarily a broker-dealer firm consisting of a network of independent wealth management firms. They noted the anticipated merger of LFST and by extension LTAM into AdvisorGroup was expected to close in the first half of 2020. They discussed that LTAM offered a full complement of financial services including investment consulting, diversified investment solutions and personalized investment strategies to a wide range of clients including individuals, families, foundations, endowments, retirement plans and profit sharing plans. The Trustees reviewed the background information of the adviser’s key investment personnel, taking into consideration their education and the team’s diverse financial industry experience, which covers research and analysis, investment due diligence, fund selection and asset allocation. The Trustees discussed the adviser’s investment process and noted that the adviser utilized an investment committee to support its portfolio manager with fundamental research, sourced internally and externally, and due diligence on ETFs of varying asset classes that meet the risk-adjusted return requirements of each Fund. The Trustees considered LTAM’s risk management processes and its dedicated resources to monitor concentration, liquidity, asset class diversification and sell targets. They noted that LTAM used an affiliated broker-dealer for the purchase or sale of portfolio securities at industry competitive commission rates. They considered that LTAM or its parent was not contemplating any changes in service level due to the change of ownership. The Trustees acknowledged LTAM’s experienced staff, product expertise and the continuous research required to execute the strategies and that LTAM would continue to have the same level of resources available from its parent company. After further discussion, the Trustees concluded that the change of ownership would likely not have any negative effect on the nature, extent and quality of service provided by LTAM and that LTAM was expected to continue to provide the same level of quality service to each Fund for the benefit of shareholders.

Performance.

Ladenburg Aggressive. The Trustees noted the Fund’s objective of maximizing long-term growth of capital and acknowledged that the Fund received a three-star Morningstar rating and outperformed its Morningstar category and peer group medians over the one-year period. The Trustees noted that the Fund slightly underperformed its peer group and Morningstar category medians over the three-year and since inception periods. They further noted that the adviser attributed the Fund’s underperformance for the three-year and since inception periods to the size of the Fund and the Fund’s allocations to non-U.S. equities. The Trustees reviewed the Fund’s risk metrics, noting that the Fund’s Sharpe and Sortino ratios ranked in the 1st and 2nd quartile for the one and three-year periods and demonstrated continued improvement when compared to the since inception period. They concluded that the Fund was accomplishing its objective and that the adviser was implementing the strategy as expected.

Ladenburg Growth. The Trustees reviewed the Fund’s objective, noting that the Fund received a three-star Morningstar rating. They discussed the Fund’s performance compared to similar accounts managed by the adviser, which were similar. The Trustees noted that the Fund underperformed its peer

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group median, Morningstar category median, and benchmark for the three-year and since inception periods. The Trustees acknowledged the Fund’s improved performance, noting that the Fund outperformed its Morningstar category median and peer group median over the one-year period. The Trustees further noted that the Fund’s holdings of value stocks contributed to its underperformance because the market had favored large capitalization growth stocks. The Trustees acknowledged that the Fund performed as designed and as disclosed in its prospectus.

Ladenburg Growth & Income. The Trustees noted the Fund’s objective of maximizing long-term growth of capital with a secondary objective of providing current income and that the Fund received a three-star Morningstar rating. They discussed the Fund’s performance compared to similar accounts managed by the adviser noting the performance was similar. The Trustees acknowledged the Fund’s recent performance, noting that the Fund outperformed its peer group median over the one-year and three-year periods however, underperformed its benchmark and Morningstar category median over all periods They acknowledged that the Fund’s underperformance appeared to be caused in part by a higher exposure to value and small capitalization equities. The Trustees reviewed the Fund’s risk metrics, noting that the Fund’s Standard Deviation, Sharpe, and Sortino ratios ranged between the 2nd and 4th quartile for all periods. They commented that the Fund’s risk metrics were the result of the Fund’s holdings of small capitalization companies and value stocks. They acknowledged that despite the Fund’s slight underperformance, the Fund performed in line with its objective.

Ladenburg Income. The Trustees noted the Fund’s objective and that the Fund received a two-star Morningstar rating. The Trustees reviewed the Fund’s performance, acknowledging that the Fund underperformed its benchmark, Morningstar category median, and peer group median for the three-year and since inception periods. They discussed the Fund’s recent performance, commenting that the Fund outperformed its Morningstar category median, slightly underperformed its peer group median for the one-year period and performed in line with its separate account composite. The Trustees considered the Fund’s underperformance for the one and three-year periods, noting that the Fund held small and mid-capitalization companies while growth favored large capitalization stocks. They reviewed the Fund’s risk metrics, acknowledging that the metrics ranked in the 3rd or 4th quartile for all periods. The Trustees commented that the Fund’s risk metrics were the result of the Fund’s exposure to global equities. They acknowledged that the Fund delivered strong absolute performance and performed in line with its objective.

Ladenburg Income and Growth. The Trustees reviewed the Fund’s objective, noting that the Fund sought to provide income and capital preservation with a secondary objective of capital growth. They further noted that the Fund received a three-star Morningstar rating. The Trustees reviewed the Fund’s recent performance, noting that it underperformed its Morningstar Category median and benchmark, while outperforming its peer group median for the one-year period and performed in line with its separate account composite. The Trustees further noted that the Fund underperformed its benchmark and Morningstar category median for the three-year period, while underperforming all of its comparison groups for the since inception period. They discussed the adviser’s explanation for the Fund’s underperformance, noting that the adviser attributed the underperformance to the Fund’s investments in companies of all market capitalizations and greater allocations to fixed income securities. The Trustees concluded that the Fund demonstrated the ability to provide positive returns during challenging markets.

Fees and Expenses. The Trustees reviewed the advisory fee charged to each of the Funds, noting that the adviser charged 0.50% for advisory services to each Fund. They compared each Fund’s advisory fee and net expense ratio to each Fund’s Morningstar category and peer group, noting that each Fund’s advisory fee and expense ratio were higher than the comparable groups but within the range of each Fund’s Morningstar category. They further noted each Fund’s advisory fee was lower than the fees charged by the adviser for separate accounts with similar strategies. The Trustees further noted that the amount of resources

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and due diligence that the adviser provided to each Fund. The Trustees concluded that the advisory fee for each of the Funds was not unreasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser in connection with the services provided to each Fund. They noted that the adviser indicated that it received a profit in connection with its relationship with Ladenburg Income and Growth, Ladenburg Growth and Income, and Ladenburg Growth. They further noted that the adviser indicated that it suffered a loss in connection with its relationship with Ladenburg Income and Ladenburg Aggressive. The Trustees acknowledged that the amount of profits, where reported, was reasonable in terms of actual dollars and percentage of revenue. After discussion, the Trustees concluded that the adviser was not realizing excessive profits from the advisory services provided to any Fund.

Economies of Scale. The Trustees noted each Fund’s fees and considered the size of each Fund. They also considered the adviser’s assertion that breakpoints would, therefore, be unreasonable in the near term. They noted, however, the adviser’s willingness to discuss the matter of economies as a Fund’s size materially increased. After further discussion, it was the consensus of the Trustees that based on the existing advisory fees and each Fund’s current asset level, material economies of scale had likely not yet been reached by the adviser and the absence of breakpoints was reasonable. The Trustees agreed to monitor this issue and revisit this discussion as each Fund’s size increased significantly.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Interim Agreement and the New Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that each Fund’s advisory fee was not unreasonable and that approval of the agreement was in the best interests of the shareholders of each of the Ladenburg Funds.

The Board, including the Independent Trustees, recommends that shareholders of each Fund vote “FOR” approval of the New Agreement.

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OTHER INFORMATION

OPERATION OF THE FUND

Each Fund is a diversified series of Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005. The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130. The Board supervises the business activities of the Funds. Like other mutual funds, the Funds retain various organizations to perform specialized services. The Funds currently retain LTAM as investment adviser. LTCO, located at 277 Park Avenue, 26th Floor, New York, New York 10172, serves as principal underwriter and distributor of the Funds. Gemini Fund Services, LLC, with principal offices located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 provides the Funds with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly and timely executed proxy will be voted for approval of the proposed New Agreement and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. A proxy not received in a timely fashion will not count for the purposes of the proposal. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following numbers of shares of beneficial interest of each Fund were issued and outstanding:

FUND	Voting Securities Outstanding
	Class A	Class C	Class I
Ladenburg Income Fund	44,386	3,107	1,150,396
Ladenburg Income & Growth Fund	126,898	1,359	3,564,010
Ladenburg Growth & Income Fund	184,764	28,296	10,471,540
Ladenburg Growth Fund	64,200	8,805	5,352,312
Ladenburg Aggressive Growth Fund	6,814	13,793	1,724,325

All shareholders of record of the Funds on the Record Date are entitled to vote at the Meeting on the proposal.  Shareholders of each Fund will vote separately with respect to their share in each Fund. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

For each Fund, an affirmative vote of the holders of a majority of the outstanding shares of a Fund is required for the approval of the proposal. As defined in the 1940 Act, a vote of the holders of a majority

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of the outstanding shares of a Fund means the vote of (i) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of each Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the proposal, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Security Ownership of Management AND Certain Beneficial Owners

To the best knowledge of the Trust, as a group, the Trustees and officers of the Trust owned no shares of any of the Funds as of the Record Date.

As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of each Fund:

Name & Address	Shares	Percentage of Share Class
Ladenburg Income Fund
Class A
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	5,475	12.33%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	4,922	11.09%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	4,615	10.40%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	2,631	5.93%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	2,538	5.72%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	2,446	5.51%
Class C
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	1,618	52.10%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	1,487	47.87%
Class I
11

Charles Schwab & Co. Inc./Special Custody A/C FBO Customers Attn Mutual Funds 221 Main Street San Francisco, CA 94105	61,891	5.38%
Ladenburg Income & Growth Fund
Class A
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	11,549	9.10%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	10,289	8.11%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	9,368	7.38%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	8,645	6.81%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	6,613	5.21%
Class C
National Financial Services LLC NFS/FMTC ROTH IRA 499 Washington Blvd Jersey City, NJ 07310	1,358	99.92%
Class I
TD Ameritrade Inc Po Box 2226 Omaha, NE 68103-2226	284,049	7.97%
Ladenburg Growth & Income Fund
Class A
TD Ameritrade Inc Po Box 2226 Omaha, NE 68103-2226	47,248	25.57%
Class C
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	10,393	36.73%
Constellation Trust Co Cust FBO/Bradley H Brown IRA 4948 Hwy 88 E Harrisburg, NE 69345	8,176	28.89%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	2,893	10.22%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	2,483	8.77%
12

National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	2,455	8.68%
Class I
TD Ameritrade Inc Po Box 2226 Omaha, NE 68103-2226	1,081,049	10.32%
Ladenburg Growth Fund
Class A
Theresa L Vagrin &/Thomas Vagrin CO TTEE Theresa L Vagrin Living Trust 4839 Cabreo CT Lakewood Ranch, FL 34211	9,212	14.35%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	5,586	8.70%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	5,234	8.15%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	4,550	7.09%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	4,385	6.83%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	4,296	6.69%
Class C
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	2,658	30.19%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	1,407	15.98%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	1,053	11.97%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	1,015	11.53%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	651	7.39%
Class I
13

TD Ameritrade FBO Our Customers P.O. Box 2226 Omaha, NE 68103	940,468	17.57%
Ladenburg Aggressive Growth Fund
Class A
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	5,263	77.25%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	537	7.88%
Philip Blancato 434 Hartford Dr. Nutley, NJ 07110	513	7.53%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	440	6.46%
Class C
Constellation Trust Co. Michael Quinn 1039 Grove St. Oshkosh, WI 54901	13,792	99.99%
Class I
TD Ameritrade FBO/Our Customers P.O. Box 2226 Omaha, NE 68103	266,131	15.43%

Shareholders owning more than 25% of the shares of a Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Kevin Wolf, President, Northern Lights Fund Trust, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies. The Trust has engaged Broadridge Financial Solutions, Inc., a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation. The estimated fees anticipated to be paid to the Proxy Solicitor are approximately $44,000. The cost of preparing

14

and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by LTAM. In addition to solicitation by mail, the Trust will request the insurance companies, banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of a Fund of whom they have knowledge, and LTAM will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and LTAM may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-631-470-2600, or write the Trust at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on February 14, 2020

A copy of the Notice of Special Meeting, the Proxy Statement, and Proxy Card are available at www.proxyvote.com.

BY ORDER OF THE BOARD OF TRUSTEES

Kevin Wolf, President

Dated: December 31, 2019

If you have any questions before you vote, please call our proxy information line at 1-800-690-6903. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present

15

at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

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Exhibit A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST

and

LADENBURG THALMANN ASSET MANAGEMENT, INC.

AGREEMENT (the "Agreement"), made as of [ ], 2020 between Northern Lights Fund Trust, a Delaware statutory trust (the "Trust"), and Ladenburg Thalmann Asset Management, LLC a New York Limited Liability Company (the "Adviser") located at 570 Lexington Avenue, 11th Floor, New York, NY 10022.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of

17

the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

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2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933

19

Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

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5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

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Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

With respect to each Fund listed on Appendix A, the term of this Agreement shall begin as of the date this Agreement is approved by vote of the holders of a majority of the outstanding voting securities of the Fund and shall remain in effect for a period of two years thereafter. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement

22

or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

23

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

24

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST

By: ____________________________

Name: Kevin Wolf

Title: President

LADENBURG THALMANN ASSET

MANAGEMENT, LLC

By: ____________________________

Name:

Title:

25

NORTHERN LIGHTS FUND TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND

Ladenburg Aggressive Growth Fund	0.50%

Ladenburg Growth Fund	0.50%

Ladenburg Growth & Income Fund	0.50%

Ladenburg Income & Growth Fund	0.50%

Ladenburg Income Fund	0.50%

26

Northern Lights Fund Trust

17605 Wright Street

Omaha, Nebraska 68130

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 14, 2020

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Kevin Wolf, Jim Colantino and Stephanie Shearer, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of the Ladenburg Income Fund, Ladenburg Income & Growth Fund, Ladenburg Growth & Income Fund, Ladenburg Growth Fund and Ladenburg Aggressive Growth Fund (each a “Fund” and collectively the “Funds”) to be held at offices of the Funds’ administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on February 14, 2020 at 10 AM, Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the Funds, on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE NEW ADVISORY AGREEMENT AND, IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________________

Signature Date

_______________________________________

Signature of Joint Shareholder Date

▲ FOLD HERE PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.

	FOR	AGAINST	ABSTAIN
1. a. To approve a new investment advisory agreement between the Northern Lights Fund Trust, on behalf of the Ladenburg Income Fund, and Ladenburg Thalmann Asset Management, Inc., the Fund’s current investment adviser	☐	☐	☐
b. To approve a new investment advisory agreement between the Northern Lights Fund Trust, on behalf of the Ladenburg Income & Growth Fund, and Ladenburg Thalmann Asset Management, Inc., the Fund’s current investment adviser	☐	☐	☐
c. To approve a new investment advisory agreement between the Northern Lights Fund Trust, on behalf of the Ladenburg Growth & Income Fund, and Ladenburg Thalmann Asset Management, Inc., the Fund’s current investment adviser	☐	☐	☐
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d. To approve a new investment advisory agreement between the Northern Lights Fund Trust, on behalf of the Ladenburg Growth Fund, and Ladenburg Thalmann Asset Management, Inc., the Fund’s current investment adviser	☐	☐	☐
e. To approve a new investment advisory agreement between the Northern Lights Fund Trust, on behalf of the Ladenburg Aggressive Growth Fund, and Ladenburg Thalmann Asset Management, Inc., the Fund’s current investment adviser	☐	☐	☐
2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	☐	☐	☐

A copy of the Proxy Statement is available online at: www.proxyvote.com

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.